UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2019

Point Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	814-01038	27-3046338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1086 Teaneck Road Suite 3A Teaneck, NJ 07666
(Address of principal executive offices)

Registrant’s telephone number, including area code (201) 408-5126

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On January 17, 2019, Friedman LLP (“Friedman”) was dismissed as the independent registered public accounting firm of Point Capital, Inc. (the “Company”).  The Company’s Audit Committee of the Board of Directors approved the dismissal of Friedman LLP.

The reports of Friedman on the Company’s financial statements for the years ended December 31, 2017 and 2016, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2017 and 2016 and during the subsequent period ending January 17, 2019, i) there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements would have caused it to make reference thereto in connection with its reports and; ii.) there were no reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Friedman with a copy of the foregoing disclosures and requested Friedman to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Friedman agrees with the disclosures.  A copy of Friedman letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On January 17, 2019, the Company’s Audit Committee of the Board of Directors engaged Salberg & Company, P.A. as the Company’s new independent registered public accounting firm. During the Company’s fiscal years ended December 31, 2017 and 2016 and the subsequent period ending January 17, 2019, neither the Company, nor anyone acting on its behalf, consulted with Salberg & Company, P.A. regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by Salberg that Salberg concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, or any matter that was the subject of a “disagreement (as defined in item 304(a)(1)(iv) of regulation S-K and related instructions) or a “reportable event” (as defined in item 304(a)(1)(v) of regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from Friedman

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Point Capital, Inc.
(Registrant)

Date: January 22, 2019	By:	/s/ Eric Weisblum
	Name:	Eric Weisblum
	Title:	Chief Executive Officer

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